SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): ___September 23, 2004__

                  American Wagering, Inc.
(Exact name of registrant as specified in its charter)

          Nevada                                                                                       000-20685                                                               88-0344658
(State or other jurisdiction                                                                    (Commission                                                             (I.R.S. Employer
of incorporation)                                                                                  File Number)                                                             Identification No.)

   675 Grier Drive, Las Vegas, Nevada                                                                                                                                   89119
(Address of principal executive offices)                                                                                                                                 (Zip Code)

Registrant’s telephone number, including area code:   (702) 735-0101

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Section 1 - Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

On September 23, 2004, American Wagering, Inc. ("AWI") and its wholly owned subsidiary Leroy’s Horse & Sports Place, Inc. ("Leroy’s" and, jointly with AWI, the "Companies" or "Debtors"), debtors and debtors in possession under the Bankruptcy Code in Chapter 11 case numbers BK-N-03-52529 and BK-N-03-52530 (the "Bankruptcy Cases") pending in the United States Bankruptcy Court for the District of Nevada (the "Bankruptcy Court") appeared before the Bankruptcy Court seeking approval on a number of motions filed by the Debtors. The Bankruptcy Court:

     1.     Approved the settlement agreement between the Companies and Michael Racusin d/b/a M. Racusin & Co. ("Racusin") dated September 3, 2004.
             (Please refer to the Form 8-K filed on September 7, 2004 for a complete description of the terms and conditions of the settlement agreement.) Pursuant to the terms of the settlement agreement, the Companies will immediately bond Racusin’s appeal in a matter unrelated to the Companies to the maximum amount of $300,000.00. In addition, a subsidiary of AWI will employ Racusin as a consultant.

     2.     Approved the amendments to the Amended Disclosure Statement (henceforth known as the "Restated Amended Disclosure Statement") required to disclose the treatment of the Racusin Claim in accordance with the terms and conditions of the settlement agreement dated September 3, 2004.

     3.     Denied the re-imposition of the exclusivity period for acceptance of the Restated Amended Plan of Reorganization (the "Restated Amended Plan").
             Accordingly, the decision of the Bankruptcy Court would allow competing plans of reorganization to be filed. In accordance with the Bankruptcy
             Code, the proponent of a competing plan of reorganization must file a disclosure statement to accompany the competing plan of reorganization and have the disclosure statement approved by the Bankruptcy Court before the competing plan of reorganization may be submitted to impaired creditors and equity interest holders for approval.

     4.     Approved a record date of November 12, 2004 for AWI’s common stock. Accordingly, all shareholders of record as that date will be allowed to vote for or against the plans of reorganization proposed in regards to these Bankruptcy Cases.

     5.     Approved a balloting deadline of January 31, 2005. Accordingly, all votes for or against the plans of reorganization proposed in regards to these
             Bankruptcy Cases must be received prior to this date in order to be considered valid.

     6.     Approved a confirmation date of February 14, 2005 for the Restated Amended Plan and any other plans which the Bankruptcy Court allows to be considered for confirmation.

This announcement is not intended to be, nor should it be construed as, a solicitation for a vote of the Restated Amended Plan. Debtors will emerge from Chapter 11 if and when the Restated Amended Plan receives the requisite approvals and is confirmed by the Bankruptcy Court.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2004.

                                                  AMERICAN WAGERING, INC.

                                      By:   /s/ Timothy F. Lockinger
                                        Name: Timothy F. Lockinger
                                        Title: Chief Financial Officer
                                        Principal Accounting Officer

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